UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number
    811-22481

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)
9 West 57th Street
New York, New York 10019

(Address of principal executive offices) (Zip code)
Joseph Moroney, President
9 West 57th Street
New York, New York 10019

(Name and address of agent for service)
Registrant’s telephone number, including area code:
(212)
515-3200
Date of fiscal year end:
December
 31
Date of reporting period:
December
 31, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)
Apollo Tactical Income Fund Inc. (NYSE: AIF)
Annual Report
December 31, 2022

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary
December 31, 2022 (unaudited)

Dear Shareholders,
We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.
As we discussed in our last semi-annual report, the first half of the year saw unprecedented volatility in global risk markets due to various geopolitical and macroeconomic events. While volatility remained elevated in the fixed-income markets, sentiment generally shifted positively in the second half of the year with markets stabilizing and returns for leveraged loans positive for five of the last six months of the year (the exception was September, when the Federal Reserve (Fed) announced a 75bps (0.75%) rate hike). The macro landscape shifted dramatically during 2022 due to the climb in inflation, rapid pace of monetary tightening and a nearly 250bps rise in US Treasury Yields (measured by the US 10Yr Treasury bond). Additionally, loan yields increased by more than 400bps given moves in the LIBOR and SOFR curves, and primary market activity essentially halted as gross bank loan issuance declined 70% from 2021 to $252.5 billion.
1
Loans outperformed relative to other asset classes, in large part due to rising rates combined with a sticky collateralized loan obligation (CLO) lender base, with the Morningstar LSTA US Leveraged Loan Index (“loan index”) down
-0.60%
for 2022, compared to the ICE BofA US High Yield Index return of
-11.22%,
and the S&P 500 Index
-18.13%
decline. Despite the outperformance for the loan asset class, the
-0.60%
loss in the loan index was the worst year since 2015
(-0.69%)
and only the third negative year since the inception of the loan index in 1997.
2
The average yield on the loan index ended the year at 10% compared to 8.87% for High Yield, again owing to the interest rate backdrop. Additionally, loan spreads ended the year around +550bps versus +480 for High Yield and compared to loan spreads of +410 to start the year and +460
10-year
average.
The loan index was down
-4.55%
for the first half of year, but secondary levels stabilized and the loan index returned +4.14% from July through December. This can be explained from a combination of negative price action over the first half of the year, followed by soaring rates which benefited floating rate products during the second half. In terms of market value return, which essentially measures changes in secondary prices, loans declined
-6.17%
for 2022, with weakness heavily weighted to the first six months of the year
(-6.58%
for January through June vs. +0.43% for July through December). While rising rates have supported loan returns, the average bid on the loan index ended the year only 70bps above lows reached on July 6 th
(92.44 vs 91.75), and
-6.19pts
lower from the start of the year. Loan fund outflows and asset rotations (accounts selling higher dollar priced loans to pick up convexity in lower dollar priced pari-secured bonds) helped to keep loan prices depressed. For context, loan fund withdrawals totaled $11.4 billion during 2022.
1
Capital markets activity also negatively impacted loan prices since primary deals were pricing at historically wide discounts and spreads, which skewed relative value and weighed on secondary levels. To illustrate this point, the average all-in
yield for single-B rated loans hovered around 10% in the fourth quarter versus 4.5% to start the year. Nevertheless, lower loan secondary prices created opportunity for CLO creation in the third quarter (before the rate move disrupted the favorable asset/liability pricing dynamics), so increased CLO supply provided additional support for the loan asset class. As a result, loan prices were relatively resilient compared to high yield which ended the year at 85.88.
One important theme that emerged in the second half of the year was price decompression across the credit quality spectrum. This became particularly pronounced in late September after the Fed hiked interest rates 75bps and investors considered prospects for slower growth and how that could impact credit quality, particularly for lower rated and higher levered issuers. Since then, we’ve also seen an uptick in ratings downgrades which is exacerbating the price dispersion and pressuring lower rated single-B credits, so downgrade risk remains a concern that’s impacting investor demand. For context, the average bid for single-B rated securities ended the year at 92.57 versus 99.08 at the end of 2021, compared to BB rated securities which ended 2022 at 97.61 versus 99.25 at the end of 2021. Consequently, the spread between single-Bs and BBs has widened from 17bps at the end of 2021 to 504 bps at the end of 2022. This lack of demand for single-Bs is representative of deteriorating growth prospects and increasing cost of capital as a result of rising rates, and both factors are contributing to perceived downgrade and default risks. This is not without merit as the number of downgrades in the loan index has outpaced upgrades by 2.8x in the fourth quarter, the highest reading since September 2020.
2
While downgrades appear to be increasing, defaults remain meaningfully below average, ending the year at 1.59% for loans, compared to the long-term average of 3.1%. However, we are seeing a rise in distressed transactions, a theme we expect to continue in 2023 as unfavorable market conditions make it difficult for issuers to refinance near term maturities or access capital markets. Based on bank projections, defaults are broadly expected to pick up in 2023, but

1	JP Morgan High Yield Bond and Leveraged Loan Market Monitor, January 3, 2023
2	PitchBook Data / LCD December Wrap

Annual Report  |  1

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary (continued)
December 31, 2022 (unaudited)

to remain close to the long-term average. Returns for the loan asset class are also expected to be modestly positive in 2023, with most banks projecting +5% total return on average as rates stabilize but remain elevated.
In terms of navigating this environment, we’re focused on credit selection, refinancing and downgrade risk, and being cautious of certain sectors that appear more vulnerable to negative macro trends (such as fluctuations in energy prices, supply chain constraints and destocking trends, and labor costs). We believe the Apollo credit platform is also uniquely positioned to take advantage of market dislocation and provide capital to issuers at favorable terms relative to the broadly syndicated market, as well as provide liquidity to banks and even other asset managers who need to reduce risk and are willing to do so at meaningful discounts. In such volatile environments and periods of uncertainty, it is our view that the weight and scale of the broader Apollo platform will present compelling opportunities that would otherwise be unavailable in normalized markets, and we are well positioned to seize and create these opportunities and create value for our stockholders.
We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call
1-877-864-4834,
or visit our website at www.apollofunds.com.
Sincerely,
Apollo Credit Management, LLC

2  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Financial Data
December 31, 2022 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	93.0%
High Yield Bonds	6.2%
Equity/Other	0.8%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.71%
Weighted Average Fixed-Rate Coupon	7.07%
Weighted Average Maturity (in years) (floating assets)	4.90
Weighted Average Maturity (in years) (fixed assets)	5.87
Weighted Average Modified Duration (in years) (fixed assets)	4.32
Weighted Average Modified Duration (in years) (e)	3.75
Average Position Size by Issuer (f)	$3,799,735
Number of Issuers (f)	97
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,143

Credit Quality (b)

BBB	0.9%
BB	5.3%
B	71.3%
CCC+ or Lower	8.9%
Not Rated	13.6%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

High Tech Industries	18.5%
Services: Business	14.6%
Healthcare & Pharmaceuticals	12.4%
Banking, Finance, Insurance & Real Estate	6.5%
Chemicals, Plastics, & Rubber	6.1%
Total	58.1%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Garda World Security Corporation	3.0%
Solera, LLC	2.5%
UKG, Inc.	2.5%
Dcert Buyer, Inc.	2.4%
Gainwell Acquisition Corporation	2.4%
Peraton Corporation	2.2%
McGraw-Hill Education, Inc.	2.1%
Trident TPI Holdings, Inc.	2.1%
The Edelman Financial Center, LLC	2.0%
LBM Acquisition, LLC	1.8%
Total	23.0%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2022. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2022.

Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.
Fund Performance
December 31, 2022 (unaudited)

Apollo Senior Floating Rate Fund Inc. (“AFT”) returned (6.46)% on a net asset value per share basis and (16.94)% on a market price per share basis for the year ending December 31, 2022, while the S&P/LSTA Leveraged Loan Index returned (0.60)% for the year. As of December 31, 2022, AFT held 93.0% of its fair value of investment securities in first and second lien leveraged loans, 6.2% in high-yield bonds and 0.8% in equities and other securities. AFT’s under performance of the benchmark loan index was driven in part by its allocation to bonds, which trailed floating rate loans in the rising rate environment. Performance was also hampered by a lower ratings mix versus the index, in a period where BB-rated loans outperformed their B- and CCC-rated peers.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AFT - Market Price	(16.94	)% (a)	2.15%	(a)(b)	3.21%	(a)(b)	3.26%	(a)(b)
AFT - NAV	(6.46	)% (a)	3.04%	(a)(b)	4.68%	(a)(b)	4.89%	(a)(b)
S&P/LSTA Leveraged Loan Index (c)	(0.60)%		3.31%	(b)	3.67%	(b)	3.80%	(b)

Distributions (e)

Current Monthly Distribution (per share)	$0.108
Current Distribution Rate at Market Price (f)	10.50%
Current Distribution Rate at NAV (f)	9.13%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 23, 2011.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

4  |  Annual Report

Apollo Tactical Income Fund Inc.
Financial Data
December 31, 2022 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	76.2%
High Yield Bonds	15.9%
Structured Products	7.2%
Equity/Other	0.7%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	5.32%
Weighted Average Fixed-Rate Coupon	6.39%
Weighted Average Maturity (in years) (floating assets)	5.42
Weighted Average Maturity (in years) (fixed assets)	5.29
Weighted Average Modified Duration (in years) (fixed assets)	4.15
Weighted Average Modified Duration (in years) (e)	3.82
Average Position Size by Issuer (f)	$3,704,028
Number of Issuers (f)	90
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,252

Credit Quality (b)

BBB	0.7%
BB	10.8%
B	52.0%
CCC+ or Lower	12.7%
Not Rated	23.8%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

High Tech Industries	18.2%
Healthcare & Pharmaceuticals	13.6%
Media: Advertising, Printing & Publishing	8.2%
Services: Business	6.7%
Chemicals, Plastics, & Rubber	5.4%
Total	52.1%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Gainwell Acquisition Corporation	2.7%
Churchhill Middle Market CLO, Ltd.	2.6%
DCert Buyer, Inc.	2.6%
Mavis Tire Express Services Corporation	2.5%
Peraton Corporation	2.5%
Solera, LLC	2.4%
Advarra Holdings, Inc.	2.1%
Inovalon Holdings, Inc.	2.1%
PetSmart, Inc.	2.1%
Fortress Credit CLO, LTD	2.0%
Total	23.6%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2022. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 7.2% of the portfolio as of December 31, 2022.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments and warrants.
(g)	Excludes securities with no rating or in default as of December 31, 2022.

Annual Report  |  5

Apollo Tactical Income Fund Inc.
Fund Performance
December 31, 2022 (unaudited)

Apollo Tactical Income Fund Inc. (“AIF”) returned (8.38)% on a net asset value per share basis and (13.44)% on a market price per share basis for the year ending December 31, 2022, while the S&P/LSTA Leveraged Loan Index returned (0.60)% for the year. As of December 31, 2022, AIF held 76.2% of its fair value of investment securities in first and second lien leveraged loans, 15.9% in high-yield bonds, 7.2% in collateralized loan obligations (“CLOs”), and 0.7% in equities and other securities. AIF’s under performance of the benchmark loan index was driven in part by its allocation to bonds, which trailed floating rate loans in the rising rate environment. Performance was also hampered by a lower ratings mix versus the index, in a period where BB-rated loans outperformed their B- and CCC-rated peers.

Performance Comparison

	YTD		5 Yr		Since Inception (d)
AIF - Market Price	(13.44	)% (a)	2.91	% (a)(b)	3.51	% (a)(b)
AIF - NAV	(8.38	)% (a)	3.56	% (a)(b)	5.41	% (a)(b)
S&P/LSTA Leveraged Loan Index (c)	(0.60)%		3.31	% (b)	3.60	% (b)

Distributions (e)
Current Monthly Distribution (per share)	$0.122
Current Distribution Rate at Market Price (f)	12.08%
Current Distribution Rate at NAV (f)	10.57%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 25, 2013.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans - 141.5% (a)

AEROSPACE & DEFENSE - 4.4%

Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28 (c)	7,525,887	7,362,838
Vertex Aerospace Services Corp.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 7.88%, 12/06/28 (c)	2,296,675	2,259,722

		9,622,560

AUTOMOTIVE - 1.5%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 01/31/28 (b)(c)	3,802,197	3,277,019

BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.7%

Alliant Holdings Intermediate, LLC
First Lien Term Loan B4, (1M LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/05/27 (c)	3,464,912	3,391,283
Apex Group Treasury, LLC
First Lien Term Loan, (1M SOFR + 5.00%, 0.50% Floor), 9.33%, 07/27/28 (c)	1,562,500	1,523,438
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 8.26%, 07/27/28 (c)	2,941,624	2,816,605
Asurion, LLC
First Lien Term Loan B10, (3M SOFR + 4.00%, 0.00% Floor), 8.68%, 08/19/28 (c)	997,500	892,513
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 9.63%, 01/31/28 (c)	1,483,118	1,165,478
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 9.63%, 01/20/29 (c)	3,866,174	3,028,045
Howden Group Holdings Limited(United Kingdom)
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 9.57%, 11/12/27 (c)d)(e)	2,040,000	1,999,200
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 7.88%, 04/07/28 (c)	2,250,430	2,105,840
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 11.13%, 07/20/26 (c)	4,931,380	4,458,929

		21,381,331

BEVERAGE, FOOD & TOBACCO - 2.3%

IRB Holding Corporation
First Lien Term Loan B, (1M SOFR + 3.00%, 0.75% Floor), 7.69%, 12/15/27 (b)(c)	2,000,000	1,944,000

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO (continued)

Primary Products Finance LLC
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 8.74%, 04/01/29 (c)	3,150,807	3,105,246

		5,049,246

CAPITAL EQUIPMENT - 2.7%

Pro Mach Group, Inc.
First Lien Term Loan, (SOFR + 5.00%, 0.50% Floor), 5.50%, 08/31/28 (b)(c)	136,478	131,701
First Lien Term Loan B, (1M LIBOR + 4.00%, 1.00% Floor), 8.38%, 08/31/28 (c)	1,696,140	1,653,525
Safe Fleet Holdings, LLC
First Lien Term Loan, (1M SOFR + 5.00%, 0.50% Floor), 9.42%, 02/23/29 (c)	398,000	386,060
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 11.14%, 02/02/26 (c)	1,403,846	1,284,084
SPX Flow, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 8.92%, 04/05/29 (c)	2,801,447	2,623,863

		6,079,233

CHEMICALS, PLASTICS, & RUBBER - 9.0%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B2, (1M LIBOR + 3.75%, 0.00% Floor), 8.14%, 08/12/24 (c)(e)	3,874,209	3,796,725
Geon Performance Solutions, LLC
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 9.23%, 08/18/28 (c)	3,300,604	3,218,088
LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 7.94%, 10/15/28 (c)	5,010,616	4,852,781
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (3M SOFR + 5.00%, 0.50% Floor), 9.73%, 01/03/29 (c)(e)	4,695,549	3,756,440
Olympus Water US Holding Corporation
First Lien Term Loan, (3M SOFR + 4.50%, 0.50% Floor), 9.18%, 11/09/28 (c)	2,410,356	2,345,277
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 8.50%, 11/09/28 (c)	425,349	409,458
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28 (c)	1,435,734	1,412,970

		19,791,739

See accompanying Notes to Consolidated Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSTRUCTION & BUILDING - 2.7%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 9.63%, 04/05/24 (c)	2,309,901	1,785,680
Cornerstone Building Brands, Inc.
First Lien Term Loan, (1M SOFR + 5.63%, 0.50% Floor), 9.96%, 08/01/28 (b)(c)	2,000,000	1,889,000
Oscar Acquisitionco, LLC
First Lien Term Loan, (3M SOFR + 4.50%, 0.50% Floor), 9.18%, 04/29/29 (c)	2,507,491	2,380,562

		6,055,242

CONSUMER GOODS: DURABLE - 0.3%

Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 8.44%, 09/25/28 (c)	768,604	657,156

CONSUMER GOODS: NON-DURABLE - 2.6%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 7.92%, 12/21/28 (c)	2,371,644	2,301,977
Second Lien Term Loan, (1M SOFR + 6.00%, 0.50% Floor), 10.42%, 12/20/29 (c)	1,710,576	1,571,592
Iconix Brand Group
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 10.73%, 08/22/29 (c)(d)	1,834,615	1,797,923

		5,671,492

CONTAINERS, PACKAGING & GLASS - 7.6%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 6.55%, 12/07/23 (c)	4,243,533	3,118,509
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 9.73%, 12/07/23 (c)(d)	1,578,226	1,185,248
Berlin Packaging L.L.C.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.50% Floor), 8.14%, 03/11/28 (c)	2,315,465	2,233,162
LABL, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28 (c)	3,241,225	3,085,241
Trident TPI Holdings, Inc.
First Lien Term Loan, (3M SOFR + 5.25%, 0.50% Floor), 9.83%, 09/15/28 (c)	1,334,216	1,286,685
First Lien Term Loan B3, (3M LIBOR + 4.00%, 0.50% Floor), 8.73%, 09/15/28 (c)	6,010,554	5,786,240

		16,695,085

	Principal Amount ($)	Value ($)

ENVIRONMENTAL INDUSTRIES - 2.7%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan, (3M SOFR + 4.63%, 0.75% Floor), 9.36%, 03/27/28 (c)(d)	497,500	437,104
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 8.98%, 03/27/28 (c)(d)	2,955,000	2,553,415
LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M/3M LIBOR + 4.50%, 1.00% Floor), 9.18%, 05/05/28 (c)	3,210,649	2,929,717

		5,920,236

FOREST PRODUCTS & PAPER - 1.2%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 8.48%, 02/04/28 (c)(e)	2,663,726	2,557,177

HEALTHCARE & PHARMACEUTICALS - 18.5%

Advarra Holdings, Inc.
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 10.15%, 08/24/29 (c)(d)	6,419,849	6,323,551
Athenahealth, Inc.
First Lien Delayed Draw Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 7.82%, 02/15/29 (c)	216,188	195,728
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 7.82%, 02/15/29 (c)	5,076,515	4,596,074
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 10.75%, 09/20/27 (c)(d)	2,035,713	1,959,781
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 9.67%, 02/01/27 (b)(c)	4,684,952	3,580,100
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27 (c)	8,563,881	8,060,753
Loire Finco Luxembourg SARL (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 7.88%, 04/21/27 (c)(e)	1,965,261	1,847,346
LSCS Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/16/28 (c)	2,021,465	1,936,816
Medical Solutions Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28 (b)(c)	2,493,750	2,342,828
Pacira Biosciences, Inc.
First Lien Term Loan, (3M SOFR + 7.00%, 0.75% Floor), 11.50%, 12/07/26 (c)	1,548,513	1,525,285

8  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Resonetics, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 8.41%, 04/28/28 (c)	3,950,000	3,772,250
Sunshine Luxembourg VII SARL (Luxembourg)
First Lien Term Loan B-3, (3M LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26 (c)(e)	4,967,146	4,769,156

		40,909,668

HIGH TECH INDUSTRIES - 27.4%

Anaplan, Inc.
First Lien Term Loan, (1M SOFR + 6.50%, 0.75% Floor), 10.82%, 06/21/29 (c)d)	5,650,529	5,537,518
Avalara, Inc.,
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 11.83%, 10/19/28 (c)(d)	4,545,455	4,431,818
DCert Buyer, Inc.
First Lien Term Loan, (6M SOFR + 4.00%, 0.00% Floor), 8.70%, 10/16/26 (c)	4,616,043	4,469,322
Second Lien Term Loan, (6M LIBOR + 7.00%, 0.00% Floor), 11.70%, 02/19/29 (c)	3,927,401	3,601,426
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 9.38%, 07/23/26 (c)	4,931,373	3,321,945
Flexera Software LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 8.14%, 03/03/28 (c)	3,395,342	3,266,964
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 8.59%, 01/12/26 (c)	5,479,645	4,504,268
Imprivata, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 8.57%, 12/01/27 (c)	997,494	964,766
First Lien Term Loan, (1M LIBOR + 3.75%, 0.50% Floor), 8.13%, 12/01/27 (c)	494,962	477,515
Second Lien Term Loan, (1M SOFR + 6.25%, 0.50% Floor), 10.57%, 12/01/28 (c)d)	2,205,882	2,216,912
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 9.01%, 12/01/27 (c)	2,975,928	2,369,895
Open Text Corporation (Canada)
First Lien Term Loan, (SOFR + 3.50%, 0.50% Floor), 4.00%, 11/16/29 (b)(c)(e)	3,239,802	3,172,171

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M SOFR + 8.00%, 1.00% Floor), 12.54%, 12/07/26 (c)(f)	830,198	358,853
Sovos Compliance, LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 8.88%, 08/11/28 (c)	2,476,841	2,287,982
TIBCO Software Inc.
First Lien Term Loan A, (3M SOFR + 4.50%, 0.50% Floor), 9.18%, 09/29/28 (b)(c)	3,000,000	2,673,750
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 8.13%, 05/04/26 (c)	7,631,443	7,372,508
Second Lien Term Loan, (3M LIBOR + 5.25%, 0.50% Floor), 10.03%, 05/03/27 (c)	1,000,000	922,750
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 8.17%, 02/15/29 (c)	3,749,189	3,628,897
Zendesk, Inc.
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.04%, 11/22/28 (c)(d)	5,173,913	5,070,435

		60,649,695

HOTEL, GAMING & LEISURE - 3.1%

Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 3.50%, 0.00% Floor), 7.88%, 07/21/25 (c)	1,613,286	1,611,358
Fertitta Entertainment, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 8.32%, 01/27/29 (c)	5,455,980	5,198,212

		6,809,570

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.6%

Associations Inc.
First Lien Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 10.36%, 07/02/27 (c)(d)(f)	3,038,246	3,007,864
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 9.67%, 04/09/29 (c)	4,711,145	4,494,715
McGraw-Hill Education, Inc.
First Lien Term Loan, (6M LIBOR + 4.75%, 0.50% Floor), 8.32%, 07/28/28 (c)	6,610,147	6,240,376
R. R. Donnelley & Sons Company
First Lien Term Loan B, (1M SOFR + 6.25%, 0.50% Floor), 10.67%, 11/01/26 (c)(d)	843,000	830,355

		14,573,310

See accompanying Notes to Consolidated Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION - 1.9%

Anuvu Holdings 2, LLC
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 12.73%, 03/24/25 (c)	2,479,047	2,429,466
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 12.98%, 03/23/26 (c)(d)(f)	2,075,984	1,795,726

		4,225,192

RETAIL - 4.5%

Claire’s Stores, Inc.
First Lien Term Loan B, (1M LIBOR + 6.50%, 0.00% Floor), 10.88%, 12/18/26 (c)	1,029,101	933,909
Petco Health and Wellness Company, Inc.
First Lien Term Loan, (SOFR 3M + 3.25%, 0.75% Floor), 8.09%, 03/03/28 (c)	1,960,875	1,906,343
PetSmart, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28 (c)	4,738,800	4,651,417
Tory Burch LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.50% Floor), 7.88%, 04/16/28 (c)	2,735,156	2,534,587

		10,026,256

SERVICES: BUSINESS - 20.0%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M LIBOR + 4.50%, 0.75% Floor), 8.28%, 10/28/27 (c)	3,953,930	3,284,727
Allied Universal Holdco LLC
First Lien Term Loan, (1M SOFR + 3.75%, 0.50% Floor), 8.17%, 05/12/28 (b)(c)	2,015,002	1,918,292
Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.18%, 09/30/27 (c)(d)	118,571	95,449
Coretrust Purchasing Group LLC
First Lien Term Loan, (3M SOFR + 6.75%, 0.75% Floor), 10.84%, 10/01/29 (c)(d)	2,323,308	2,253,609
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M SOFR + 3.75%, 1.00% Floor), 8.07%, 04/09/27 (c)	6,270,098	5,871,383
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27 (c)	6,376,277	5,644,981

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Garda World Security Corporation (Canada)
First Lien Term Loan B, (3M SOFR + 4.25%, 0.00% Floor), 8.53%, 02/01/29 (c)(e)	1,730,411	1,669,847
First Lien Term Loan B2, (3M LIBOR + 4.25%, 0.00% Floor), 8.93%, 10/30/26 (c)(e)	8,539,602	8,330,382
Ingenovis Health, Inc.
First Lien Term Loan, (SOFR + 4.25%, 0.50% Floor), 8.67%, 03/06/28 (b)(c)	1,000,000	953,750
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 8.14%, 03/06/28 (c)	3,953,718	3,772,500
Solera, LLC
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28 (c)	4,023,526	3,681,526
Second Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 12.73%, 06/04/29 (c)	4,898,633	4,825,154
Wellsky
First Lien Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 10.07%, 03/10/28 (c)(d)	1,995,000	1,920,188

		44,221,788

SERVICES: CONSUMER - 1.1%

2U, Inc.
First Lien Term Loan, (3M LIBOR + 5.75%, 0.75% Floor), 10.16%, 12/30/24 (c)(d)	2,413,250	2,401,184

TELECOMMUNICATIONS - 7.2%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 7.88%, 07/23/25 (c)	2,604,610	2,416,192
MLN US Holdco LLC
First Lien Second Out Term Loan, (6M SOFR + 6.70%, 1.00% Floor), 11.15%, 10/18/27 (c)(d)	3,807,495	3,360,114
First Lien Term Loan, (6M SOFR + 6.44%, 1.00% Floor), 10.89%, 10/18/27 (c)(d)	638,138	614,471
Orbcomm, Inc.
First Lien Term Loan, (1M/3M LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28 (c)	1,039,534	893,136
U.S. TelePacific Corp.
First Lien Term Loan, (7.25% PIK), (3M/6M SOFR + 8.50%, 1.00% Floor), 11.57%, 05/01/26 (c)(d)(f)	6,134,304	2,400,353
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.25%, 0.50% Floor), 8.83%, 03/22/29 (b)(c)(e)	3,772,177	3,635,039

10  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

TELECOMMUNICATIONS (continued)
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 8.57%, 03/09/27 (c)	3,199,074	2,670,219

		15,989,524

TRANSPORTATION: CONSUMER - 1.6%

Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 8.38%, 01/25/24 (c)	3,935,571	3,618,265

WHOLESALE - 2.9%

LBM Acquisition, LLC
First Lien Term Loan B, (6M LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27 (c)	7,436,747	6,480,456

Total Senior Loans (Cost $335,181,983)		312,662,424

Corporate Notes and Bonds - 9.4%

AUTOMOTIVE - 1.0%

Carvana Co. 10.25%, 05/01/30 (h)(i)	4,735,000	2,240,488

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.3%

KCF Puerto Rico, LLC (Puerto Rico) 0.00%, 06/28/28 (d)(e)(j)	882,529	596,966

CHEMICALS, PLASTICS, & RUBBER - 0.3%

Cheever Escrow Issuer, LLC 7.13%, 10/01/27 (h)(i)	750,000	717,713

CONTAINERS, PACKAGING & GLASS - 0.4%

LABL, Inc. 5.88%, 11/01/28 (h)(i)	1,000,000	851,632

ENERGY: OIL & GAS - 1.1%

Moss Creek Resources Holdings, Inc. 10.50%, 05/15/27 (h)(i)	2,538,000	2,412,623

FOREST PRODUCTS & PAPER - 0.5%

Spa US Holdco, Inc. (Finland) 4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,219,781

HEALTHCARE & PHARMACEUTICALS - 0.4%

Embecta Corp. 5.00%, 02/15/30 (h)(i)	1,063,000	895,577

HIGH TECH INDUSTRIES - 0.7%

TIBCO Software Inc 6.50%, 03/31/29 (h)(i)	1,770,000	1,497,810

	Principal Amount ($)	Value ($)

HOTEL, GAMING & LEISURE - 0.9%

Carnival Corporation 9.88%, 08/01/27 (h)(i)	44,000	41,723
10.38%, 05/01/28 (h)(i)	1,956,000	2,009,272

		2,050,995

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%

McGraw-Hill Education, Inc. 5.75%, 08/01/28 (h)(i)	1,000,000	842,050

MEDIA: BROADCASTING & SUBSCRIPTION - 0.6%

CSC Holdings, LLC 4.13%, 12/01/30 (h)(i)	2,000,000	1,414,790

METALS & MINING - 0.0%

ERP Iron Ore, LLC LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18 (d)(g)(h)(i)(j)	639,000	—

		—

SERVICES: BUSINESS - 1.5%

Advantage Sales & Marketing Inc. 6.50%, 11/15/28 (h)(i)	3,250,000	2,486,201
Allied Universal Holdco LLC 4.63%, 06/01/28 (h)(i)	1,000,000	825,600

		3,311,801

TELECOMMUNICATIONS - 1.3%

Frontier Communications Holdings, LLC 5.00%, 05/01/28 (h)(i)	3,239,000	2,821,331

Total Corporate Notes and Bonds (Cost $25,085,870)		20,873,557

	Quantity	Value ($)
Common Stocks - 1.2%

AUTOMOTIVE - 0.0%

APC Parent, Inc. (d)	241,972	—

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)	28,252	49,441

HIGH TECH INDUSTRIES - 0.0%

Riverbed Holdings, Inc. (j)	32,644	8,324

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)	3,133	28,216

MEDIA: BROADCASTING & SUBSCRIPTION - 0.5%

Anuvu Corp. (d)(j)	108,418	1,114,537

See accompanying Notes to Consolidated Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Quantity	Value ($)

Common Stocks (continued)

SERVICES: BUSINESS - 0.7%

Carestream Health, Inc. (d)(j)	118,564	1,407,355

Total Common Stocks (Cost $6,691,651)		2,607,873

Preferred Stocks - 0.1%

HIGH TECH INDUSTRIES - 0.0%

Riverbed Holdings, Inc. (d)	22,342	16,868

	Quantity	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)	3,858	173,387

Total Preferred Stocks (Cost $717,268)		190,255

Total Investments - 152.2%		336,334,109
(Cost of $367,676,772)
Other Assets & Liabilities, Net - 6.5%		14,452,290
Loan Outstanding - (58.7%) (k)(l)		(129,760,404)

Net Assets (Applicable to Common Shares) - 100.0%		221,025,995

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2022. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2022, the 1, 3 and 6 month LIBOR rates were 4.39%, 4.77%, and 5.14%, respectively, the 1, 3 and 6 month SOFR rates were 4.35%, 4.59% and 4.78%, respectively, and the Prime lending rate was 7.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, these securities amounted to $20,276,591, or 9.17% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $239,596.

12  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans - 113.1% (a)

AEROSPACE & DEFENSE - 3.7%

Peraton Corporation
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28 (c)	7,525,887	7,362,838

AUTOMOTIVE - 1.1%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 01/31/28 (b)(c)	2,661,702	2,294,055

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.2%

Alliant Holdings Intermediate, LLC
First Lien Term Loan B4, (1M LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/05/27 (c)	2,974,900	2,911,683
Asurion, LLC
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 9.63%, 01/31/28 (c)	918,120	721,487
Second Lien Term Loan B4, (1M LIBOR + 5.25%, 0.00% Floor), 9.63%, 01/20/29 (c)	2,885,398	2,259,887
Howden Group Holdings Limited(United Kingdom)
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 9.57%, 11/12/27 (d)(c)(e)	2,040,000	1,999,200
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 7.88%, 04/07/28 (c)	428,733	401,187
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 11.13%, 07/20/26 (c)	2,428,369	2,195,719

		10,489,163

BEVERAGE, FOOD & TOBACCO - 1.0%

Ultimate Baked Goods Midco LLC
First Lien Revolving Term Loan, (1M LIBOR + 6.50%, 1.00% Floor), 10.88%, 08/13/27 (c)(d)	65,270	63,051
First Lien Term Loan L, (1M LIBOR + 6.50%, 1.00% Floor), 10.88%, 08/13/27 (c)(d)	2,030,838	1,961,992

		2,025,043

CAPITAL EQUIPMENT - 1.6%

Safe Fleet Holdings, LLC
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 11.14%, 02/02/26 (c)	1,403,846	1,284,084
SPX Flow, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 8.92%, 04/05/29 (c)	2,001,033	1,874,187

		3,158,271

	Principal Amount ($)	Value ($)

CHEMICALS, PLASTICS, & RUBBER - 7.1%

Geon Performance Solutions, LLC
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 9.23%, 08/18/28 (c)	3,300,604	3,218,088
LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 7.94%, 10/15/28 (c)	5,955,000	5,767,418
Luxembourg Investment Company 428 SARL (Luxembourg)
First Lien Term Loan B, (3M SOFR + 5.00%, 0.50% Floor), 9.73%, 01/03/29 (c)(e)	4,695,549	3,756,440
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28 (c)	1,435,734	1,412,970

		14,154,916

CONSTRUCTION & BUILDING - 1.7%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 9.63%, 04/05/24 (c)	2,236,837	1,729,198
Oscar Acquisitionco, LLC
First Lien Term Loan, (3M SOFR + 4.50%, 0.50% Floor), 9.18%, 04/29/29 (c)	1,671,660	1,587,041

		3,316,239

CONSUMER GOODS: DURABLE - 0.3%

Mattress Firm, Inc.
First Lien Term Loan B, (6M LIBOR + 4.25%, 0.75% Floor), 8.44%, 09/25/28 (c)	768,604	657,156

CONSUMER GOODS: NON-DURABLE - 1.7%

ABG Intermediate Holdings 2 LLC
Second Lien Term Loan, (1M SOFR + 6.00%, 0.50% Floor), 10.42%, 12/20/29 (c)	1,710,576	1,571,592
Iconix Brand Group
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 10.73%, 08/22/29 (c)(d)	1,834,615	1,797,923

		3,369,515

CONTAINERS, PACKAGING & GLASS - 3.4%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 6.55%, 12/07/23 (c)	4,156,812	3,054,779
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 9.73%, 12/07/23 (c)(d)	1,486,592	1,116,430
LABL, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28 (c)	2,830,700	2,694,473

		6,865,682

See accompanying Notes to Consolidated Financial Statements.  |  13

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

ENVIRONMENTAL INDUSTRIES - 1.5%

LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M/3M LIBOR + 4.50%, 1.00% Floor), 9.18%, 05/05/28 (c)	3,210,649	2,929,717

FOREST PRODUCTS & PAPER - 2.2%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 8.48%, 02/04/28 (c)(e)	4,643,801	4,458,049

HEALTHCARE & PHARMACEUTICALS - 19.8%

Advarra Holdings, Inc.
First Lien Term Loan, (3M SOFR + 5.75%, 0.75% Floor), 10.15%, 08/24/29 (c)(d)	6,419,849	6,323,551
Athenahealth, Inc.
First Lien Delayed Draw Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 7.82%, 02/15/29 (c)	165,531	149,865
First Lien Term Loan B, (1M SOFR + 3.50%, 0.50% Floor), 7.82%, 02/15/29 (c)	3,887,000	3,519,134
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (3M LIBOR + 6.00%, 0.75% Floor), 10.75%, 09/20/27 (c)(d)	2,578,570	2,482,389
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 9.67%, 02/01/27 (b)(c)	3,706,705	2,832,553
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27 (c)	8,563,881	8,060,753
Gateway US Holdings, Inc.
First Lien 8th AMD Delayed Draw Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.23%, 09/22/26 (c)(d)	642,300	632,666
First Lien Delayed Draw Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.23%, 09/22/26 (c)(d)	122,076	120,245
First Lien Revolving Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.23%, 09/22/26 (c)(d)	61,977	61,048
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.23%, 09/22/26 (c)(d)	2,796,018	2,754,078
Inovalon Holdings, Inc.
First Lien Term Loan, (2.75% PIK), (3M LIBOR + 6.25%, 0.75% Floor), 10.95%, 11/24/28 (c)(d)(f)	6,354,272	6,163,644
Second Lien Term Loan, (15.20% PIK), (3M LIBOR + 10.50%, 0.75% Floor), 15.20%, 11/25/33 (c)(d)(f)	112,844	107,766

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Pacira Biosciences, Inc.
First Lien Term Loan, (3M SOFR + 7.00%, 0.75% Floor), 11.50%, 12/07/26 (c)	1,548,513	1,525,285
Tivity Health, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 10.58%, 06/28/29 (c)(d)	4,987,500	4,912,688

		39,645,665

HIGH TECH INDUSTRIES - 25.5%

Anaplan, Inc.
First Lien Term Loan, (1M SOFR + 6.50%, 0.75% Floor), 10.82%, 06/21/29 (c)(d)	5,650,529	5,537,518
Avalara, Inc.,
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 11.83%, 10/19/28 (c)(d)	4,545,455	4,431,818
DCert Buyer, Inc.
First Lien Term Loan, (6M SOFR + 4.00%, 0.00% Floor), 8.70%, 10/16/26 (c)	4,155,517	4,023,434
Second Lien Term Loan, (6M LIBOR + 7.00%, 0.00% Floor), 11.70%, 02/19/29 (c)	3,933,068	3,606,623
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 9.38%, 07/23/26 (c)	993,090	668,980
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 8.59%, 01/12/26 (c)	6,764,633	5,560,528
Imprivata, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 8.57%, 12/01/27 (c)	997,494	964,766
First Lien Term Loan, (1M LIBOR + 3.75%, 0.50% Floor), 8.13%, 12/01/27 (c)	494,962	477,515
Second Lien Term Loan, (1M SOFR + 6.25%, 0.50% Floor), 10.57%, 12/01/28 (c)(d)	2,205,882	2,216,911
IQN Holding Corp.
First Lien Delayed Draw Term Loan, (3M SOFR + 5.50%, 0.75% Floor), 9.68%, 05/02/29 (c)(d)	60,428	58,917
First Lien Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 9.65%, 05/02/29 (c)(d)	3,867,313	3,770,630
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 9.01%, 12/01/27 (c)	2,975,317	2,369,409
Open Text Corporation (Canada)
First Lien Term Loan, (SOFR + 3.50%, 0.50% Floor), 4.00%, 11/16/29 (b)(c)(e)	1,125,460	1,101,966

14  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HIGH TECH INDUSTRIES (continued)

Riverbed Technology, Inc.
First Lien Exit Term Loan, (2.00% PIK), (3M SOFR + 8.00%, 1.00% Floor), 12.54%, 12/07/26 (c)(f)	741,248	320,405
Sovos Compliance, LLC
First Lien Term Loan, (1M LIBOR + 4.50%, 0.50% Floor), 8.88%, 08/11/28 (c)	2,476,841	2,287,982
TIBCO Software Inc.
First Lien Term Loan A, (3M SOFR + 4.50%, 0.50% Floor), 9.18%, 09/29/28 (b)(c)	3,000,000	2,673,750
UKG, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 8.13%, 05/04/26 (c)	3,830,391	3,700,426
Second Lien Term Loan, (3M LIBOR + 5.25%, 0.50% Floor), 10.03%, 05/03/27 (c)	2,000,000	1,845,500
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 8.17%, 02/15/29 (c)	2,756,689	2,668,241
Zendesk, Inc.
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.04%, 11/22/28 (c)(d)	2,956,522	2,897,391

		51,182,710

HOTEL, GAMING & LEISURE - 1.4%

Fertitta Entertainment, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 8.32%, 01/27/29 (c)	2,974,730	2,834,188

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 11.1%

Accelerate360 Holdings, LLC
First Lien Revolving Term Loan, (SOFR + 5.50%, 0.00% Floor), 10.21%, 02/04/27 (c)(d)	890,529	886,076
First Lien Term Loan, (3M SOFR + 5.50%, 0.00% Floor), 10.21%, 02/04/27 (c)(d)	4,299,247	4,277,751
Associations Inc.
First Lien Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 10.36%, 07/02/27 (c)(d)(f)	3,038,246	3,007,864
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 9.67%, 04/09/29 (c)	4,170,129	3,978,554
McGraw-Hill Education, Inc.
First Lien Term Loan, (6M LIBOR + 4.75%, 0.50% Floor), 8.32%, 07/28/28 (c)	5,615,185	5,301,072

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

R. R. Donnelley & Sons Company
First Lien Term Loan B, (1M SOFR + 6.25%, 0.50% Floor), 10.67%, 11/01/26 (c)(d)	4,949,560	4,875,316

		22,326,633

MEDIA: BROADCASTING & SUBSCRIPTION - 2.0%

Anuvu Holdings 2, LLC
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 12.73%, 03/24/25 (c)	2,346,207	2,299,283
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 12.98%, 03/23/26 (c)(d)(f)	1,964,743	1,699,502

		3,998,785

RETAIL - 3.5%

Claire’s Stores, Inc.
First Lien Term Loan B, (1M LIBOR + 6.50%, 0.00% Floor), 10.88%, 12/18/26 (c)	1,029,101	933,909
PetSmart, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28 (c)	4,407,002	4,325,736
Tory Burch LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.50% Floor), 7.88%, 04/16/28 (c)	1,823,437	1,689,725

		6,949,370

SERVICES: BUSINESS - 7.8%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M LIBOR + 4.50%, 0.75% Floor), 8.28%, 10/28/27 (c)	1,976,966	1,642,364
Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.18%, 09/30/27 (c)(d)	55,328	44,539
Coretrust Purchasing Group LLC
First Lien Term Loan, (3M SOFR + 6.75%, 0.75% Floor), 10.84%, 10/01/29 (c)(d)	2,323,308	2,253,609
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27 (c)	3,026,672	2,679,543
Solera, LLC
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28 (c)	2,831,489	2,590,813
Second Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 12.73%, 06/04/29 (c)	4,561,123	4,492,706
Wellsky
First Lien Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 10.07%, 03/10/28 (c)(d)	1,995,000	1,920,188

		15,623,762

See accompanying Notes to Consolidated Financial Statements.  |  15

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

SERVICES: CONSUMER - 2.2%

Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 4.00%, 0.75% Floor), 8.50%, 05/04/28 (c)	4,624,128	4,423,464

TELECOMMUNICATIONS - 5.2%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 7.88%, 07/23/25 (c)	2,384,152	2,211,683
MLN US Holdco LLC
First Lien Second Out Term Loan, (6M SOFR + 6.70%, 1.00% Floor), 11.15%, 10/18/27 (c)(d)	2,284,497	2,016,068
First Lien Term Loan, (6M SOFR + 6.44%, 1.00% Floor), 10.89%, 10/18/27 (c)(d)	382,882	368,682
U.S. TelePacific Corp.
First Lien Term Loan, (7.25% PIK), (3M/6M SOFR + 8.50%, 1.00% Floor), 11.57%, 05/01/26 (c)(d)(f)	6,134,304	2,400,353
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.25%, 0.50% Floor), 8.83%, 03/22/29 (c)(e)	2,774,689	2,673,815
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 8.57%, 03/09/27 (c)	816,508	681,527

		10,352,128

TRANSPORTATION: CONSUMER - 1.8%

Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 8.38%, 01/25/24 (c)	3,935,571	3,618,265

WHOLESALE - 2.3%

LBM Acquisition, LLC
First Lien Term Loan B, (6M LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27 (c)	5,258,661	4,582,450

Total Senior Loans (Cost $243,019,979)		226,618,064

Corporate Notes and Bonds - 23.1%

AUTOMOTIVE - 1.6%

Carvana Co.
10.25%, 05/01/30 (h)(i)	6,601,000	3,123,435

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.7%

Alliant Holdings Intermediate, LLC
5.88%, 11/01/29 (h)(i)	3,400,000	2,796,500

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

KCF Puerto Rico, LLC
(Puerto Rico) 0.00%, 06/28/28 (d)(e)(j)	814,642	551,046

		3,347,546

CHEMICALS, PLASTICS, & RUBBER - 0.9%

W.R. Grace Holdings, LLC
4.88%, 06/15/27 (h)(i)	2,000,000	1,768,710

CONTAINERS, PACKAGING & GLASS - 0.9%

LABL, Inc.
5.88%, 11/01/28 (h)(i)	2,000,000	1,703,263

ENERGY: OIL & GAS - 3.3%

Energy Transfer LP
5.75%, 02/15/33 (h)	1,000,000	982,175
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (h)(i)	484,000	436,079
10.50%, 05/15/27 (h)(i)	5,541,000	5,267,275

		6,685,529

FOREST PRODUCTS & PAPER - 0.6%

Spa US Holdco, Inc. (Finland)
4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,219,781

HEALTHCARE & PHARMACEUTICALS - 0.4%

Embecta Corp.
5.00%, 02/15/30 (h)(i)	1,063,000	895,575

HIGH TECH INDUSTRIES - 1.5%

Austin BidCo Inc.
7.13%, 12/15/28 (h)(i)	2,000,000	1,536,000
TIBCO Software Inc.
6.50%, 03/31/29 (h)(i)	1,767,000	1,495,272

		3,031,272

HOTEL, GAMING & LEISURE - 4.2%

Carnival Corporation
9.88%, 08/01/27 (h)(i)	42,000	39,827
10.38%, 05/01/28 (h)(i)	1,958,000	2,011,326
CDI Escrow Issuer Inc
5.75%, 04/01/30 (h)(i)	2,000,000	1,801,067
Life Time, Inc.
5.75%, 01/15/26 (h)(i)	5,000,000	4,646,250

		8,498,470

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.9%

Outfront Media Capital, LLC
5.00%, 08/15/27 (h)(i)	2,000,000	1,805,911

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18 (d)(g)(h)(i)(j)	2,937,000	—

		—

16  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

RETAIL - 0.9%

PetSmart, Inc.
7.75%, 02/15/29 (h)(i)	2,000,000	1,873,288

SERVICES: BUSINESS - 1.8%

Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (h)(i)	2,621,000	2,005,026
Allied Universal Holdco LLC
4.63%, 06/01/28 (h)(i)	2,000,000	1,651,200

		3,656,226

SERVICES: CONSUMER - 1.5%

Mavis Tire Express Services Corporation
6.50%, 05/15/29 (h)(i)	3,500,000	2,977,844

TELECOMMUNICATIONS - 2.5%

Lumen Technologies, Inc.
4.00%, 02/15/27 (h)(i)	3,000,000	2,546,925
4.25%, 07/01/28 (h)(i)	3,000,000	2,364,975

		4,911,900

WHOLESALE - 0.4%

LBM Acquisition, LLC
6.25%, 01/15/29 (h)(i)	1,344,000	866,880

Total Corporate Notes and Bonds (Cost $54,598,169)		46,365,630

Convertible Bonds - 0.5%

HOTEL, GAMING & LEISURE - 0.5%

Peloton Interactive, Inc.
0.00%, 02/15/26 (h)(j)	1,300,000	932,750

Total Convertible Bonds Cost ($1,112,697)		932,750

Structured Products - 10.7% (m)

Basswood Park CLO Ltd (Cayman Islands)
2021-1, Class E 10.39%, 04/20/34 (e)(i)(n)	2,000,000	1,770,212
Churchill Middle Market CLO, Ltd. (Cayman Islands)
2021-1A E, Class E 12.48%, 10/24/33 (e)(i)(n)	4,000,000	3,383,588
Fortress Credit BSL CLO, Ltd. (Cayman Islands)
2021-3 Class E 11.30%, 07/20/34 (e)(i)(n)	3,000,000	2,636,970
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E 11.23%, 04/15/31 (e)(i)(n)	4,000,000	3,428,648
Franklin Park Place CLO, Ltd. (Cayman Islands)
2022-1A, Class E 11.33%, 04/14/35 (e)(i)(n)	2,000,000	1,742,178

	Principal Amount ($)	Value ($)

Golub Capital Partners CLO, Ltd. (Cayman Islands)
20121-55A, Class E 10.80%, 07/20/34 (e)(i)(n)	2,000,000	1,763,208
KKR Financial CLO, Ltd. (Cayman Islands)
2017, Class ER 11.47%, 04/15/34 (e)(i)(n)	2,750,000	2,354,710
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER 12.21%, 10/20/30 (e)(i)(n)	5,000,000	4,406,165

Total Structured Products (Cost $24,308,602)		21,485,679

	Quantity	Value ($)
Common Stocks - 0.9%

AUTOMOTIVE - 0.0%

APC Parent, Inc. (d)	241,972	—

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)	7,743	13,550

HIGH TECH INDUSTRIES - 0.0%

Riverbed Holdings, Inc. (j)	29,146	7,432

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)	3,133	28,216

MEDIA: BROADCASTING & SUBSCRIPTION - 0.5%

Anuvu Corp. (d)(j)	102,608	1,054,810

SERVICES: BUSINESS - 0.4%

Carestream Health, Inc. (d)(j)	55,323	656,684

Total Common Stocks (Cost $5,150,061)		1,760,692

Preferred Stocks - 0.1%

HIGH TECH INDUSTRIES - 0.0%

Riverbed Holdings, Inc. (d)	19,948	15,061

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.5% PIK) (d)(f)	3,858	173,387

Total Preferred Stocks (Cost $658,665)		188,448

Total Investments - 148.4%		297,351,263
(Cost of $328,848,173)
Other Assets & Liabilities, Net - 11.9%		23,754,668
Loan Outstanding - (60.3)% (k)(l)		(120,772,388)

Net Assets (Applicable to Common Shares) - 100.0%		200,333,543

See accompanying Notes to Consolidated Financial Statements.  |  17

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2022

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2022. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2022, the 1, 3 and 6 month LIBOR rates were 4.39%, 4.77%, and 5.14%, respectively, the 1, 3 and 6 month SOFR rates were 4.35%, 4.59%, and 4.78%, respectively, and the Prime lending rate was 7.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, these securities amounted to $66,318,088, or 33.10% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $227,612.
(m)
Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment
of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2022.

18  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Assets and Liabilities
December 31, 2022

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $367,676,772 and $328,848,173, respectively)	$336,334,109	$297,351,263
Cash and cash equivalents	27,632,007	20,760,370
Interest receivable	1,883,669	2,585,839
Receivable for investment securities sold	2,500,567	6,819,034
Receivable from affiliate	—	80,112
Prepaid expenses	393,893	394,361

Total assets	$368,744,245	$327,990,979

Liabilities:

Borrowings under credit facility (principal $130,000,000 and $121,000,000, respectively, less unamortized deferred financing costs of $239,596 and $227,612, respectively) (Note 8)	$129,760,404	$120,772,388
Payable for investment securities purchased	16,748,269	5,796,252
Net unrealized depreciation on unfunded loan commitments (Note 9)	56,500	60,783
Interest payable	487,142	450,848
Investment advisory fee payable	300,385	275,016
Other payables and accrued expenses due to affiliates	7,982	13,187
Other payables and accrued expenses	357,568	288,962

Total liabilities	$147,718,250	$127,657,436

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$221,025,995	$200,333,543

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,575 and 14,464,026 issued and outstanding, respectively) (Note 6)	$295,515,991	$275,434,361
Total accumulated loss	(74,489,996)	(75,100,818)

Net Assets (Applicable to Common Shareholders)	$221,025,995	$200,333,543

Number of Common Shares Outstanding	15,573,575	14,464,026
Net Asset Value, per Common Share	$14.19	$13.85

See accompanying Notes to Consolidated Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Operations
For the Year Ended December 31, 2022

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$25,864,994	$25,748,607
Dividends (net of withholding taxes of $45,457 and $12,458, respectively)	346,919	141,389

Total investment income	26,211,913	25,889,996

Expenses:

Investment advisory fee (Note 3)	3,672,166	3,377,127
Interest and commitment fee expense (Note 8)	3,386,176	3,225,245
Professional fees	133,156	133,156
Legal fees	292,253	295,085
Administrative services of the Adviser (Note 3)	626,856	646,172
Fund administration and accounting services (Note 3)	224,300	213,050
Insurance expense	344,113	344,113
Board of Directors fees (Note 3)	143,334	147,334
Amortization of deferred financing costs (Note 8)	146,581	196,683
Other operating expenses	191,627	156,130

Total expenses	9,160,562	8,734,095
Less: Expense waiver (Note 3)	—	(80,112)

Net expenses	9,160,562	8,653,983

Net Investment Income	17,051,351	17,236,013

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(9,097,630)	(11,050,299)
Net change in unrealized depreciation on investments and unfunded loan commitments (Note 9)	(26,091,075)	(28,069,497)

Net realized and unrealized loss on investments	(35,188,705)	(39,119,796)

Net Decrease in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$(18,137,354)	$(21,883,783)

20  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (a)
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$17,051,351	$13,422,681
Net realized gain/(loss) on investments	(9,097,630)	8,519,152
Net change in unrealized depreciation on investments and unfunded loan commitments	(26,091,075)	(2,193,025)

Net increase/(decrease) in net assets from operations	(18,137,354)	19,748,808

Distributions to Common Shareholders

From net investment income	(17,037,490)	(13,989,900)
Return of capital	—	(1,100,440)

Total distributions to common shareholders	(17,037,490)	(15,090,340)

Capital Transactions from Common Shares

Reinvestment of dividends	—	8,416

Total increase/(decrease) in net assets	$(35,174,844)	$4,666,884

Net Assets Applicable to Common Shares

Beginning of year	256,200,839	251,533,955

End of year	$221,025,995	$256,200,839

(a)	Presented on a non consolidated basis (Note 1)

See accompanying Notes to Consolidated Financial Statements.  |  21

Apollo Tactical Income Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (a)
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$17,236,013	$13,596,723
Net realized gain/(loss) on investments	(11,050,299)	9,474,722
Net change in unrealized depreciation on investments and unfunded loan commitments	(28,069,497)	(4,687,659)

Net increase/(decrease) in net assets from operations	(21,883,783)	18,383,786

Distributions to Common Shareholders

From net investment income	(17,009,694)	(14,244,987)
Return of capital	—	(190,110)

Total distributions to common shareholders	(17,009,694)	(14,435,097)

Total increase/(decrease) in net assets	$(38,893,477)	$3,948,689

Net Assets Applicable to Common Shares

Beginning of year	239,227,020	235,278,331

End of year	$200,333,543	$239,227,020

(a)	Presented on a non consolidated basis (Note 1)

22  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(18,137,354)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided By Operating Activities:
Net realized loss on investments	9,097,630
Net change in unrealized depreciation on investments and unfunded loan commitments	26,091,075
Net amortization/(accretion) of premium/(discount)	(989,285)
Purchase of investment securities	(310,990,817)
Proceeds from disposition of investment securities and principal paydowns	314,810,640
Payment-in-kind interest	(605,284)
Amortization of deferred financing costs	146,581
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(1,012,304)
Decrease in receivable from affiliate	62,759
Increase in prepaid expenses	(256,856)
Increase in interest payable	403,262
Decrease in investment advisory fee payable	(27,383)
Increase in other payables and accrued expenses due to affiliates	7,982
Increase in other payables and accrued expenses	153,357

Net cash flows provided by operating activities	18,754,003

Cash Flows from Financing Activities:
Deferred financing costs paid	(285,586)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(17,037,490)

Net cash flows used in financing activities	(17,323,076)

Net Increase in Cash and Cash Equivalents	1,430,927

Cash and cash equivalents, beginning of year	26,201,080

Cash and cash equivalents, end of year	$27,632,007

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$2,982,914

See accompanying Notes to Consolidated Financial Statements.  |  23

Apollo Tactical Income Fund Inc.
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(21,883,783)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided By Operating Activities:
Net realized loss on investments	11,050,299
Net change in unrealized depreciation on investments and unfunded loan commitments	28,069,497
Net amortization/(accretion) of premium/(discount)	(1,070,739)
Purchase of investment securities	(347,756,418)
Proceeds from disposition of investment securities and principal paydowns	351,789,984
Payment-in-kind interest	(730,409)
Amortization of deferred financing costs	196,683
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(391,339)
Decrease in receivable from affiliate	133,287
Increase in prepaid expenses	(257,196)
Increase in interest payable	368,574
Decrease in investment advisory fee payable	(30,374)
Increase in other payables and accrued expenses due to affiliates	13,187
Increase in other payables and accrued expenses	89,640

Net cash flows provided by operating activities	19,590,893

Cash Flows from Financing Activities:
Deferred financing costs paid	(352,264)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(17,009,694)

Net cash flows used in financing activities	(17,361,958)

Net Increase in Cash and Cash Equivalents	2,228,935

Cash and cash equivalents, beginning of year	18,531,435

Cash and cash equivalents, end of year	$20,760,370

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$2,856,671

24  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (d)	For the Year Ended December 31, 2020 (d)	For the Year Ended December 31, 2019 (d)	For the Year Ended December 31, 2018 (d)
Net Asset Value, Beginning of Year	$16.45	$16.15	$16.94	$16.34	$17.86

Income from Investment Operations:
Net investment income (a)	1.09	0.86	0.98	1.21	1.25
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.26)	0.41	(0.75)	0.59	(1.51)

Total from investment operations	(1.17)	1.27	0.23	1.80	(0.26)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.09)	(0.90)	(1.02)	(1.20)	(1.26)
Return of capital	—	(0.07)	—	—	—

Total distributions paid to Common Shareholders	(1.09)	(0.97)	(1.02)	(1.20)	(1.26)

Net Asset Value, End of Year	$14.19	$16.45	$16.15	$16.94	$16.34
Market Value, End of Year	$12.34	$16.11	$14.40	$15.14	$14.39
Total return based on net asset value (b)	(6.46)%	8.38%	2.99%	12.35%	(0.98)%
Total return based on market value (b)	(16.94)%	19.04%	2.75%	14.02%	(3.98)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.87%	2.91%	3.12%	4.01%	3.84%
Ratio of net expenses to average net assets	3.87%	2.89%	3.12%	4.01%	3.84%
Ratio of net investment income to average net assets	7.20%	5.22%	6.37%	7.23%	7.10%
Supplemental Data:
Portfolio turnover rate	75.2%	123.3%	93.6%	101.2%	122.4%
Net assets at end of year (000’s)	$221,026	$256,201	$251,534	$263,807	$254,427
Senior Securities:
Principal loan outstanding (in 000’s)	$130,000	$130,000	$121,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding (c)	$2,700	$2,971	$3,079	$2,871	$2,804

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis (Note 1)

See accompanying Notes to Consolidated Financial Statements.  |  25

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (d)	For the Year Ended December 31, 2020 (d)	For the Year Ended December 31, 2019 (d)	For the Year Ended December 31, 2018 (d)
Net Asset Value, Beginning of Year	$16.54	$16.27	$16.85	$16.07	$17.44

Income from Investment Operations:
Net investment income (a)	1.19	0.94	1.02	1.25	1.33
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(2.70)	0.33	(0.54)	0.77	(1.38)

Total from investment operations	(1.51)	1.27	0.48	2.02	(0.05)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.18)	(0.99)	(1.06)	(1.24)	(1.32)
Return of capital	—	(0.01)	—	—	—

Total distributions paid to Common Shareholders	(1.18)	(1.00)	(1.06)	(1.24)	(1.32)

Net Asset Value, End of Year	$13.85	$16.54	$16.27	$16.85	$16.07
Market Value, End of Year	$12.12	$15.32	$14.48	$15.10	$13.77
Total return based on net asset value (b)	(8.38)%	8.44%	4.71%	13.97%	0.47%
Total return based on market value (b)	(13.44)%	12.86%	3.99%	19.20%	(4.67)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	4.03%	3.01%	3.16%	4.03%	3.85%
Ratio of net expenses to average net assets	4.00%	2.92%	3.16%	4.03%	3.85%
Ratio of net investment income to average net assets	7.96%	5.66%	6.72%	7.53%	7.65%
Supplemental Data:
Portfolio turnover rate	90.9%	137.5%	96.4%	112.3%	130.9%
Net assets at end of year (000’s)	$200,334	$239,227	$235,278	$243,751	$232,432
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000	$121,000	$110,000	$126,500	$126,500
Asset coverage per $1,000 of loan outstanding (c)	$2,656	$2,977	$3,139	$2,927	$2,837

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis (Note 1)

26  |  See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements
December 31, 2022

Note 1. Organization and Operation
Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.
AFT and AIF each has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of AFT Alpine SPV, LLC, AFT Zorro SPV, LLC (together the “AFT SPVs”), AIF Alpine SPV, LLC, and AIF Zorro SPV, LLC (together the “AIF SPVs”) (each a “Subsidiary”, or together the “Subsidiaries”), respectively. The AFT Alpine SPV, LLC and AIF Alpine SPV, LLC are Limited Liability Companies formed in accordance with the laws of the State of Delaware and commenced operations on June 17, 2022. The AFT Zorro SPV, LLC and AIF Zorro SPV, LLC are Limited Liability Companies formed in accordance with the laws of the State of Delaware which commenced operations on November 17, 2022. AFT and AIF is each a managing and sole member of the AFT SPVs and AIF SPVs, respectively, pursuant to limited liability company operating agreements. The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Funds.
Investment Objective
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”); however, the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Annual Report  |  27

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Principles of Consolidation
The financial position and results of operations of AFT SPVs and AIF SPVs are included in AFT and AIF’s consolidated financial statements and footnotes, respectively. All intercompany transactions and balances have been eliminated in consolidation.
Fund Valuation
Each Fund’s net asset value (“NAV”) per share will be determined daily, generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.
Security Valuation
The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued by the Adviser as the valuation designee approved by the Fund’s board of directors (the “Board”). In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, the Fund’s net asset value (“NAV”) will reflect the affected portfolio securities’ fair value as determined by the valuation designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurements
Each Fund’s valuation designee has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:
Level
 1
 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;
Level
 2
 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level
 3
 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have

28  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the valuation designee’s own assumptions that market participants would use to price the asset or liability based on the best available information.
At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.
The valuation techniques used by the valuation designee to measure fair value at December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2022 is as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$27,632,007	$27,632,007	$—	$—
Senior Loans	312,662,424	—	260,470,206	52,192,218
Corporate Notes and Bonds	20,873,557	—	20,276,591	596,966
Common Stocks	2,607,873	—	8,324	2,599,549
Preferred Stocks	190,255	—	—	190,255
Unrealized appreciation on Unfunded Loan Commitments	954	—	—	954

Total Assets	$363,967,070	$27,632,007	$280,755,121	$55,579,942

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(57,454)	—	(51,005)	(6,449)

Total Liabilities	(57,454)	—	(51,005)	(6,449)

	$363,909,616	$27,632,007	$280,704,116	$55,573,493

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2022:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of year	$15,647,794	$11,462,078	$768,411	$2,301,925	$1,116,801	$—	$(1,421)
Purchases, including capitalized PIK	40,535,864	40,535,864	—	—	—	—	—
Sales/Paydowns	(9,702,119)	(7,967,499)	(672,062)	(115,983)	(946,575)	—	—
Accretion/(amortization) of discounts/ (premiums)	40,024	40,024	—	—	—	—	—
Net realized gain/(loss)	(3,915,888)	(4,722,864)	672,062	115,983	18,931	—	—
Change in net unrealized appreciation/ (depreciation)	677,724	1,978,744	(171,445)	(1,109,731)	(15,770)	—	(4,074)
Transfers into Level 3	13,815,379	12,391,156	—	1,407,355	16,868	—	—
Transfers out of Level 3	(1,525,285)	(1,525,285)	—	—	—	—	—

Total Fair Value, end of year	$55,573,493	$52,192,218	$596,966	$2,599,549	$190,255	$—	$(5,495)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2022 was $(1,891,270).

Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2022:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at December 31, 2022	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$2,216,912	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	35,459,029	Discounted Cash Flow (b)	Discount Rate (b)	8.47% - 55.19%	12.88%

	2,400,353	Guideline Public Company (c)	TEV | Revenue (c)	0.50x - 0.60x	0.55x
		Independent pricing service and/or broker quotes	Vendor and/or broker quotes	36.03% - 40.13%	38.08%

	12,115,924	Transaction Approach (d)	Cost (d)	N/A	N/A

Corporate Notes and Bonds	596,966	Discounted Cash Flow (b)	Discount Rate (b)	4.6%	4.6%
		Recoverability (e)	Estimated Proceeds (e)	$55.5m	$55.5m

	—	Recoverability (e)	Estimated Proceeds (e)	$—	$—

Common Stocks	49,441	Discounted Cash Flow (b)	Discount Rate (b)	6.0% - 9.0%	7.5%
		Recoverability (e)	Estimated Proceeds (e)	$19.6m	$19.6m

	1,114,537	Guideline Public Company (c)	TEV | Revenue (c)	1.45x - 1.65x	1.55x
		Guideline Public Company (f)	TEV | EBITDA Multiple (f)	4.5x - 5.5x	5.0x

	—	Recoverability (e)	Estimated Proceeds (e)	$—	$—

	1,435,571	Guideline Public Company (f)	TEV | EBITDA Multiple (f)	2.75x - 7.0x	3.32x

Preferred Stocks	16,868	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	173,387	Guideline Public Company (f)	TEV | EBITDA Multiple (f)	7.0x	7.0x

Unfunded Loan Commitments	(1,273)	Discounted Cash Flow (b)	Discount Rate (b)	9.74% - 15.87%	12.08%
	(4,222)	Transaction Approach (d)	Cost (d)	N/A	N/A

Total Fair Value	$55,573,493

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(d)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(e)
The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

30  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$20,760,370	$20,760,370	$—	$—
Senior Loans	226,618,064	—	153,458,260	73,159,804
Corporate Notes and Bonds	46,365,630	—	45,814,584	551,046
Convertible Bonds	932,750	—	932,750	—
Structured Products	21,485,679	—	21,485,679	—
Common Stocks	1,760,692	—	7,432	1,753,260
Preferred Stocks	188,448	—	—	188,448
Unrealized appreciation on Unfunded Loan Commitments	4,737	—	—	4,737

Total Assets	$318,116,370	$20,760,370	$221,698,705	$75,657,295

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(65,520)	—	(39,234)	(26,286)

Total Liabilities	(65,520)	—	(39,234)	(26,286)

	$318,050,850	$20,760,370	$221,659,471	$75,631,009

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2022:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of year	$22,189,981	$18,179,101	$709,303	$2,186,073	$1,116,802	$—	$(1,298)
Purchases, including capitalized PIK	63,355,821	63,355,821	—	—	—	—	—
Sales/Paydowns	(14,967,877)	(13,284,954)	(620,365)	(115,983)	(946,575)	—	—
Accretion/(amortization) of discounts/ (premiums)	50,401	50,401	—	—	—	—	—
Net realized gain/(loss)	(390,555)	(1,145,833)	620,365	115,983	18,930	—	—
Change in net unrealized appreciation/ (depreciation)	(1,496,436)	(212,661)	(158,257)	(1,089,497)	(15,770)	—	(20,251)
Transfers into Level 3	8,414,959	7,743,214	—	656,684	15,061	—	—
Transfers out of Level 3	(1,525,285)	(1,525,285)	—	—	—	—	—

Total Fair Value, end of year	$75,631,009	$73,159,804	$551,046	$1,753,260	$188,448	$—	$(21,549)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2022 was $(1,709,849).

Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2022:

Apollo Tactical Income Fund Inc.

Assets/Liabilities	Fair Value at December 31, 2022	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$2,216,911	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	58,845,449	Discounted Cash Flow (b)	Discount Rate (b)	8.47% - 55.19%	11.80%

	2,400,353	Guideline Public Company (c)	TEV | Revenue (c)	0.50x - 0.60x	0.55x
		Independent pricing service and/or broker quotes	Vendor and/or broker quotes	36.03% - 40.13%	38.08%

	9,697,091	Transaction Approach (d)	Cost (d)	N/A	N/A

Corporate Notes and Bonds	551,046	Discounted Cash Flow (b)	Discount Rate (b)	4.6%	4.6%
		Recoverability (e)	Estimated Proceeds (e)	$55.5m	$55.5m

	—	Recoverability (e)	Estimated Proceeds (e)	$—	$—

Common Stocks	13,550	Discounted Cash Flow (b)	Discount Rate (b)	6.0% - 9.0%	7.50%
		Recoverability (e)	Estimated Proceeds (e)	$19.6m	$19.6m

	1,054,810	Guideline Public Company (c)	TEV | Revenue (c)	1.45x - 1.65x	1.55x
		Guideline Public Company (f)	TEV | EBITDA Multiple (f)	4.5x - 5.5x	5.0x

	—	Recoverability (e)	Estimated Proceeds (e)	$—	$—

	684,900	Guideline Public Company (f)	TEV | EBITDA Multiple (f)	2.75x - 7.0x	3.4x

Preferred Stocks	15,061	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	173,387	Guideline Public Company (f)	TEV | EBITDA Multiple (f)	7.0x	7.0x

Unfunded Loan Commitments	(17,410)	Discounted Cash Flow (b)	Discount Rate (b)	9.74% - 15.87%	10.50%
	(4,139)	Transaction Approach (d)	Cost (d)	N/A	N/A

Total Fair Value	$75,631,009

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(d)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(e)
The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents
Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31,

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

2022, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.
Industry Classifications
The industry classifications of the Funds’ investments, as presented in the accompanying Consolidated Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.
Fair Value of Financial Instruments
The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Consolidated Statements of Assets and Liabilities.
Securities Transactions and Investment Income
Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities. Dividend income from equity investments is recorded on the ex-dividend date. The Funds record dividend income and accrue interest income from private investments pursuant to the terms of the respective investment.
The Funds hold investments that have designated
payment-in-kind
(“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.
U.S. Federal Income Tax Status
The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2021, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2022 related to the 2021 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2022.
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2019 to 2022. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2019 to 2022.
Distributions to Common Shareholders
The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.
The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.
Derivatives
The Funds rely on certain exemptions in Rule 18f-4 under the Investment Company Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, requires that a fund treats derivatives as senior securities and requires that a fund whose use of derivatives is more than a limited specified exposure amount establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, a fund entering into an unfunded commitment agreement generally must determine, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due. Additionally, a fund entering into reverse repurchase agreements or other similar financing transactions, must either (i) comply with the asset coverage requirements of Section 18 (combining the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio) or (ii) treat all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. Each Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, a Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If either Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require such Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Note 3. Investment Advisory, Administration and Other Agreements with Affiliates
Investment Advisory Fee
The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2022, the Adviser earned fees of $3,672,166 and $3,377,127 from AFT and AIF, respectively.
Administrative Services and Expense Reimbursements
The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2022, the Adviser provided services under these agreements totaling $626,856 and $646,172 for AFT and AIF, respectively, which is shown in the Consolidated Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $97,000 and $97,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. During the year ending December 31, 2022, only AIF had accrued a voluntary expense waiver totaling $80,112. This amount is reflected in receivable from affiliate in the Consolidated Statements of Assets and Liabilities. This waiver is completely voluntary by the Adviser and can be discontinued by the Adviser at any time without notice.
Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $224,300 and $213,050 for AFT and AIF, respectively, for the year ended December 31, 2022, which are included in fund administration and accounting services in the Consolidated Statements of Operations.
Board of Directors Fees
On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $28,000 per Fund, plus $2,000 for each in-person
Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket
expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Consolidated Statements of Operations in Board of Directors fees for the year ended December 31, 2022 is $143,334 and $147,334 of expenses related to the Board for each of AFT and AIF, respectively.
Other Affiliate Transactions
From time-to-time various affiliates of the Adviser are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, “Capital Solution” services) are earned and in certain circumstances are rebated back the Fund in whole or in part. For the year ended December 31, 2022, AIF received fee rebates from certain Affiliates in the amount of $37,775.

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 4. Investment Transactions
For the year ended December 31, 2022, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$268,605,977	$285,906,778
Apollo Tactical Income Fund Inc.	$300,039,097	$331,270,683

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule
17a-7
under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2022, the Funds engaged in Cross-Trade activities with purchases of $1,403,686 and $1,306,974 for AFT and AIF, respectively.
Note 5. Risks
Senior Loans
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
Corporate Bonds
The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.
The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.
Subordinated Loans
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Structured Products
Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.
The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.
Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Reference Rates
A Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 6. Common Shares
Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,575	$295,515,991	15,573,061	$296,608,015
Common shares issued as reinvestment of dividends	—	—	514	8,416
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—
Return of Capital	—	—	—	(1,100,440)

Common shares outstanding, end of the year	15,573,575	$295,515,991	15,573,575	$295,515,991

Apollo Tactical Income Fund Inc.

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	14,464,026	$275,434,361	14,464,026	$275,624,471
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—
Return of Capital	—	—	—	(190,110)

Common shares outstanding, end of the year	14,464,026	$275,434,361	14,464,026	$275,434,361

Dividends declared on common shares with a record date of January 1, 2022 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 14, 2022	January 21, 2022	January 24, 2022	January 31, 2022	$0.0800	$1,245,886	$1,245,886	—
February 4, 2022	February 16, 2022	February 17, 2022	February 28, 2022	$0.0800	$1,245,886	$1,245,886	—
March 11, 2022	March 22, 2022	March 23, 2022	March 31, 2022	$0.0800	$1,245,886	$1,245,886	—
April 11, 2022	April 20, 2022	April 21, 2022	April 29, 2022	$0.0800	$1,245,886	$1,245,886	—
May 5, 2022	May 19, 2022	May 20, 2022	May 31, 2022	$0.0850	$1,323,754	$1,323,754	—
June 8, 2022	June 21, 2022	June 22, 2022	June 30, 2022	$0.0850	$1,323,754	$1,323,754	—
July 5, 2022	July 20, 2022	July 21, 2022	July 29, 2022	$0.0920	$1,432,769	$1,432,769	—
August 12, 2022	August 22, 2022	August 23, 2022	August 31, 2022	$0.0920	$1,432,769	$1,432,769	—
September 9, 2022	September 21, 2022	September 22, 2022	September 30, 2022	$0.1020	$1,588,505	$1,588,505	—
October 7, 2022	October 20, 2022	October 21, 2022	October 31, 2022	$0.1050	$1,635,225	$1,635,225	—
November 10, 2022	November 18, 2022	November 21, 2022	November 30, 2022	$0.1050	$1,635,225	$1,635,225	—
December 7, 2022	December 20, 2022	December 21, 2022	December 30, 2022	$0.1080	$1,681,946	$1,681,946	—
January 11, 2023*	January 20, 2023	January 23, 2023	January 31, 2023	$0.1080	$1,681,946	$1,681,946	—
February 9, 2023*	February 17, 2023	February 21, 2023	February 28, 2023	$0.1130

* Declared subsequent to December 31, 2022

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 14, 2022	January 21, 2022	January 24, 2022	January 31, 2022	$0.0850	$1,229,442	$1,229,442	—
February 4, 2022	February 16, 2022	February 17, 2022	February 28, 2022	$0.0850	$1,229,442	$1,229,442	—
March 11, 2022	March 22, 2022	March 23, 2022	March 31, 2022	$0.0850	$1,229,442	$1,229,442	—
April 11, 2022	April 20, 2022	April 21, 2022	April 29, 2022	$0.0850	$1,229,442	$1,229,442	—
May 5, 2022	May 19, 2022	May 20, 2022	May 31, 2022	$0.0900	$1,301,762	$1,301,762	—
June 8, 2022	June 21, 2022	June 22, 2022	June 30, 2022	$0.0900	$1,301,762	$1,301,762	—
July 5, 2022	July 20, 2022	July 21, 2022	July 29, 2022	$0.0970	$1,403,011	$1,403,011	—
August 12, 2022	August 22, 2022	August 23, 2022	August 31, 2022	$0.0970	$1,403,011	$1,403,011	—
September 9, 2022	September 21, 2022	September 22, 2022	September 30, 2022	$0.1100	$1,591,043	$1,591,043	—
October 7, 2022	October 20, 2022	October 21, 2022	October 31, 2022	$0.1150	$1,663,363	$1,663,363	—
November 10, 2022	November 18, 2022	November 21, 2022	November 30, 2022	$0.1150	$1,663,363	$1,663,363	—
December 7, 2022	December 20, 2022	December 21, 2022	December 30, 2022	$0.1220	$1,764,611	$1,764,611	—
January 11, 2023*	January 20, 2023	January 23, 2023	January 31, 2023	$0.1220	$1,764,611	$1,764,611	—
February 9, 2023*	February 17, 2023	February 21, 2023	February 28, 2023	$0.1220

* Declared subsequent to December 31, 2022
AFT is authorized to issue 999,998,466 Common Shares. AIF is authorized to issue 1,000,000,000 Common Shares. Each Fund has filed a registration statement relating to an offering of Common Shares using the “shelf” registration process (the “Shelf Registration Statement”), each of which became effective on May 25, 2022.
The Shelf Registration Statement permits each Fund to offer and sell Common Shares having an aggregate offering value of up to $50,000,000. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Fund generally may not sell Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. Accordingly, the offering of Common Shares may be suspended from time to time, particularly when Common Shares are trading at a discount to their NAV. Each Fund is not required to issue Common Shares pursuant to the Shelf Registration Statement, and either, or each, may choose not to do so. As of December 31, 2022, the Funds had not sold any Common Shares pursuant to the Shelf Registration Statement.
Each Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Funds’ agent or principal for the offer and sale of the Common Shares. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.
Costs incurred by each Fund in connection with the initial Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Consolidated Statement of Assets and Liabilities and are amortized for a period of three years after the effective date of the Shelf Registration Statement.
Note 7. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the fiscal period ended December 31, 2022 no permanent differences were identified.

	Accumulated Loss	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$—	$—
Apollo Tactical Income Fund Inc.	$—	$—

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2022 and 2021 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid to Common Shareholders from:	2022	2021

Ordinary Income*	$17,037,490	$13,989,900
Return of Capital	—	1,100,440

Total Distributions	$17,037,490	$15,090,340

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
The tax character of distributions paid by AIF during the fiscal years ended December 31, 2022 and 2021 was as follows:

Apollo Tactical Income Fund Inc.

Distributions to Common Shareholders from:	2022	2021

Ordinary Income*	$17,009,694	$14,244,987
Return of Capital	—	190,110

Total Distributions	$17,009,694	$14,435,097

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2022, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$67,189	$—	$(32,336,918)	$(42,220,267)
Apollo Tactical Income Fund Inc.	251,203	—	(32,575,500)	(42,776,521)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and tax adjustments on restructurings.
For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2022, short-term and long-term capital loss carryforwards totaled $2,811,795 and $39,408,472, respectively, for AFT and $5,093,253 and $37,683,268, respectively, for AIF, which may be carried forward for an unlimited period.
Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2022 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$368,614,525	$329,865,979

Unrealized appreciation	$1,510,725	$1,218,158
Unrealized depreciation	(33,791,141)	(33,732,874)

Net unrealized appreciation/(depreciation)*	$(32,280,416)	$(32,514,716)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.
Note 8. Credit Agreements and Preferred Shares
The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.
Apollo Senior Floating Rate Fund Inc.
On September 1, 2022, AFT entered into a third amended and restated credit facility (the “AFT Third Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2024. Under the terms of the AFT Third Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of SOFR plus 0.90%. Any unused portion of the AFT Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. Additionally, the AFT Third Amended Credit Facility also permits the Fund to establish certain wholly owned subsidiaries. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Third Amended Credit Facility. As of December 31, 2022, AFT has $130,000,000 of principal outstanding under the AFT Third Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000.
Prior to September 1, 2022, AFT entered into a second amended and restated credit facility (the “Prior AFT Credit Facility”) with SMBC as lender, which matured on September 1, 2022. Under the terms of the Prior AFT Credit Facility, AFT was permitted to borrow a single term loan not to exceed $121,000,000 and could borrow up to an additional $12,000,000 on a revolving basis (the “Prior AFT Revolving Loan”). Borrowings under this facility bore interest at a rate of LIBOR plus 0.825%. Any unused portion of the Prior AFT Revolving Loan was subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments.
For the year ended December 31, 2022, the average daily principal loan balance outstanding was $130,000,000, the weighted average annual interest rate was 2.60% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $3,382,384.
The fair value of AFT’s borrowings under the AFT Third Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.
The AFT Third Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2022, AFT was not aware of any instances of non-compliance
related to the AFT Third Amended Credit Facility.
In connection with AFT’s entry into the AFT Third Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Apollo Tactical Income Fund Inc.
On October 4, 2022, AIF entered into a second amendment to the second amended and restated credit facility (the “AIF Second Amended Credit Facility”) with SMBC as lender, maturing on April 4, 2024, which permitted the Fund to establish certain wholly owned subsidiaries. Substantially all other terms remained unchanged. AIF has granted a security interest in substantially all of its assets in the event of default under the AIF Second Amended Credit Facility. As of December 31, 2022, AIF has $121,000,000 of principal outstanding under the AIF Second Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.
Prior to October 4, 2022, AIF entered into an amendment to the second amended and restated credit facility (the “AIF Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2024. Under the terms of the AIF Amended Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000 and could borrow up to an additional $33,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear interest at a rate of SOFR plus 0.875%. Any unused portion of the AIF Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments.
Prior to April 4, 2022, AIF entered into a second amended and restated credit facility (the “Prior AIF Credit Facility”) with SMBC as lender, which matured on April 4, 2022. Under the terms of the Prior AIF Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000 and could borrow up to an additional $14,000,000 on a revolving basis (the “Prior AIF Revolving Loan”). Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%. Any unused portion of the Prior AIF Revolving Loan was subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments.
For the year ended December 31, 2022, the average daily principal loan balance outstanding was $121,000,000, the weighted average annual interest rate was 2.65% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $3,203,509.
The fair value of AIF’s borrowings under the AIF Second Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.
The AIF Second Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2022, AIF was not aware of any instances of non-compliance related to the AIF Amended Credit Facility.
In connection with AIF’s entry into the AIF Second Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Second Amended Credit Facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2022

Note 9. General Commitments and Contingencies
As of December 31, 2022, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

Accelerate360 Holdings, LLC Revolving Term Loan*	$—	$636,092
Advarra Holdings, Inc. Delayed Draw Term Loan	580,151	580,151
Anaplan, Inc. Revolving Term Loan	349,471	349,471
Anuvu Holdings 2, LLC Delayed Draw Term Loan	108,821	102,990
Anuvu Holdings 2, LLC Delayed Draw Term Loan B	582,016	550,829
Athenahealth Group, Inc. Delayed Draw Term Loan	648,563	496,593
Avalara, Inc. Revolving Term Loan	454,545	454,545
Coretrust Purchasing Group, LLC Delayed Draw Term Loan	338,346	338,346
Coretrust Purchasing Group, LLC Revolving Term Loan	338,346	338,346
Gateway US Holdings, Inc. Delayed Draw Term Loan*	—	23,728
Gateway US Holdings, Inc. Revolving Term Loan*	—	50,709
Howden Group Holdings Limited Delayed Draw Term Loan**	4,960,000	4,960,000
Inovalon Holdings, Inc. Delayed Draw Term Loan*	—	660,211
IQN Holding Corporation Delayed Draw Term Loan*	—	741,711
IQN Holding Corporation Revolving Term Loan*	—	320,856
NCL Corporation Ltd. Secured Notes Bridge Term Loan	10,000,000	10,000,000
Ultimate Baked Goods Midco, LLC Revolving Term Loan*	—	183,378
Zendesk, Inc. Delayed Draw Term Loan	1,293,478	739,130
Zendesk, Inc. Revolving Term Loan	532,609	304,348

	$20,186,346	$21,831,434

* The loan commitment was held in AFT only or AIF only.
** Subsequent to December 31, 2022, all or a portion of the outstanding loan commitment was funded.
Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded in the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations. For the year ended December 31, 2022, AFT and AIF recorded a net change in unrealized depreciation on unfunded loan commitments totaling $64,011 and $68,327, respectively.
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Funds. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of the funding. In this regard, the Funds may have to fund additional commitments in the future that is currently not obligated to but may be at a future point in time.
Note 10. Indemnification
The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.
Note 11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following events were disclosable:
On January 23, 2023, Isabelle Gold, Chief Compliance Officer of the Funds, notified the Boards of her intention to resign. Ms. Gold will continue to serve as the Chief Compliance Officer of the Funds for a period of time to transition her responsibilities to other members of the compliance department of the Adviser and its affiliates. Ms. Gold’s decision to resign is not the result of any disagreement with the Adviser or its affiliates regarding their operations, policies, practices or otherwise.
On January 24, 2023, AIF entered into the Third Amendment to the Second Amended Credit Facility with SMBC (the “Renewed Amended Credit Facility”), which allowed the Fund to amend certain investment policies. Under the terms of the Renewed Amended Credit Facility, the facility will bear interest at a variable rate of SOFR plus 0.875% to 1.25%. Substantially all other terms remain unchanged.

44  |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively, the “Funds”), including the consolidated schedules of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
February 21, 2023
We have served as the auditor of one or more Apollo Investment Companies since 2011.

  |  45

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks
December 31, 2022 (unaudited)

Recent Changes:
This section summarizes certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
On June 9, 2022, shareholders of AFT voted to change AFT’s fundamental investment restriction with respect to loans. Effective as of June 9, 2022, AFT’s fundamental investment restriction with respect to loans is as follows:
AFT may not:
Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
On November 15, 2022, the Board of AIF voted to remove the Fund’s non-fundamental policy not to invest more than 25% of the Fund’s managed assets in securities the Adviser considers to be illiquid.
Other than as set forth above, there have been no changes in investment policies not approved by shareholders since each Fund’s last annual report.
AFT — Investment Objective and Policies:
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and
non-U.S.
dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

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Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AIF — Investment Objective and Policies:
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.
Securities Rated Below Caa or CCC
. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy.

Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

Structured Products
. AIF has adopted a policy to not invest more than 20% of its managed assets in structured products.
The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in
non-U.S.
entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.
The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.
The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

48  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

AFT Risk Factors:
General
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
The rapid and global spread of
COVID-19
and associated variants, has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain

Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
Senior Loans.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

50  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Below Investment Grade Securities Risk
. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade.
Non-investment
grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment
grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.
Prepayment Risk
. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR- or SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Liquidity Risk
. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The

52  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.
Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.
Distressed and Defaulted Securities Risk
. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with Interest Rate floors, the Fund will not realize additional income if rates increase to levels below the Interest Rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AIF Risk Factors
:
General Risk
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to

Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
The rapid and global spread of
COVID-19
and associated variants has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
Below Investment Grade Instruments Risk.
The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in

54  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Fixed Income Instrument Risk
. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:
Issuer Risk
. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR- or SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies,

Annual Report  |  55

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.
Spread Risk
. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.
Prepayment Risk
. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.
Senior Loans Risk
. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a

56  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.
Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Distressed and Defaulted Securities Risk.
The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with Interest Rate floors, the Fund will

Annual Report  |  57

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

not realize additional income if rates increase to levels below the Interest Rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AFT Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a

58  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1.    Make investments for the purpose of exercising control or management.
2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.
3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.
4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6.    Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time.
AIF Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1.    Make investments for the purpose of exercising control or management;
2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;
3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;
4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;
5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6.    Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or

Annual Report  |  59

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2022 (unaudited)

instrumentalities and
tax-exempt
securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.
Other Corporate Governance
Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).
The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

60  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information
December 31, 2022 (unaudited)

Updated Disclosures for the Effective Shelf Offering Registration Statements
The following includes additional disclosures for each Fund’s effective Shelf Registration Statement as of the fiscal year ended December 31, 2022.
Summary of Fund Expenses
The purpose of the following table and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of borrowings in an amount equal to 33% of each Fund’s Managed Assets (after the leverage is incurred) and shows each Fund’s expenses as a percentage of net assets attributable to Common Shares. Each Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of each Fund’s assets attributable to leverage following an offering, and each Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Apollo Senior Floating Rate Fund Inc.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales load paid by you (as a percentage of offering price) (1)	1.00%
Offering Expenses borne by Common Shareholders (as a percentage of offering price) (1)	0.67%
Dividend Reinvestment Plan Fees (2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (6)

Investment management fee (3)	1.42%
Interest payments on borrowed funds (4)	2.40%
Other expenses (5)	0.74%

Total annual Fund expenses	4.56%

Apollo Tactical Income Fund Inc.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales load paid by you (as a percentage of offering price) (1)	1.00%
Offering Expenses borne by Common Shareholders (as a percentage of offering price) (1)	0.67%
Dividend Reinvestment Plan Fees (2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (6)

Investment management fee (3)	1.41%
Interest payments on borrowed funds (4)	2.39%
Other expenses (5)	0.80%

Total annual Fund expenses	4.60%

(1)
If the Common Shares are sold to or through agents, a corresponding prospectus supplement will set forth any applicable sales load and the estimated offering expenses. Holders of Common Shares will pay all offering expenses involved with an offering.

(2)
There is no charge to participants for reinvesting dividends or capital gains distributions. Each Fund’s plan agent service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases.

(3)
The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of each Fund’s Managed Assets assuming that the amount of leverage of 33% of each Fund’s Managed Assets is used. The amount of leverage used by a Fund may change over time. Each Fund’s historical use of leverage for the past 10 fiscal periods in shown in the table titled “Senior Securities” below.

Annual Report  |  61

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2022 (unaudited)

(4)
Interest expense assumes that leverage represents 33% of each Fund’s Managed Assets and is charged at an interest rate pursuant to the terms of each Funds credit agreement. The types of leverage and terms of the respective credit agreements are included in Note
8-
Credit Agreements and Preferred Shares of this annual report.

(5)	“Other expenses” are based upon estimated amounts for the current fiscal year. Other expenses include amortized offering costs.
(6)
For purposes of the Fee Table, each Fund’s net assets have been calculated as Managed Assets less the principal amount of borrowings under the Amended Credit Facility. As of the date of this prospectus, each Fund does not have any preferred shares outstanding.

Example
The following example illustrates the hypothetical expenses (including the sales load of $10.00, estimated offering expenses of this offering of $6.70 and the estimated costs of borrowings with the Fund utilizing leverage representing 33% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 4.56% of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Apollo Senior Floating Rate Fund Inc.	$55	$147	$238	$472

The following example illustrates the hypothetical expenses (including the sales load of $10.00, estimated offering expenses of this offering of $6.65 and the estimated costs of borrowings with the Fund utilizing leverage representing 33% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 4.60% of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Apollo Tactical Income Fund Inc.	$56	$148	$240	$475

* The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Fee Table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Price Range of Common Shares
The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years, along with the corresponding NAV per share and discount or premium to NAV for each quotation.

Apollo Senior Floating Rate Fund Inc.

	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

December 31, 2022	$12.83	$12.18	$14.33	$14.31	(10.47)%	(14.88)%
September 30, 2022	$13.82	$12.44	$15.25	$14.36	(9.38)%	(13.37)%
June 30, 2022	$14.88	$12.68	$16.16	$14.87	(7.92)%	(14.73)%
March 31, 2022	$16.99	$14.29	$16.61	$15.98	2.29%	(10.58)%
December 31, 2021	$16.55	$15.80	$16.46	$16.68	0.55%	(5.28)%
September 30, 2021	$15.93	$15.11	$16.66	$16.66	(4.38)%	(9.30)%
June 30, 2021	$15.78	$14.91	$16.74	$16.37	(5.73)%	(8.92)%
March 31, 2021	$15.03	$14.30	$16.49	$16.15	(8.85)%	(11.46)%
December 31, 2020	$14.46	$12.57	$16.20	$15.44	(10.74)%	(18.59)%

62  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2022 (unaudited)

Apollo Tactical Income Fund Inc.

	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

December 31, 2022	$12.49	$11.78	$14.11	$13.86	(11.48)%	(15.01)%
September 30, 2022	$13.41	$11.78	$14.98	$13.85	(10.48)%	(14.95)%
June 30, 2022	$14.53	$12.04	$16.06	$14.09	(9.53)%	(14.55)%
March 31, 2022	$15.91	$13.91	$16.61	$15.75	(4.21)%	(11.68)%
December 31, 2021	$16.00	$15.29	$16.66	$16.44	(3.96)%	(7.00)%
September 30, 2021	$15.97	$15.22	$16.75	$16.73	(4.66)%	(9.03)%
June 30, 2021	$15.65	$14.87	$16.82	$16.43	(6.96)%	(9.49)%
March 31, 2021	$14.95	$14.24	$16.49	$16.33	(9.34)%	(12.80)%
December 31, 2020	$14.48	$12.51	$16.27	$15.34	(11.00)%	(18.45)%

As of December 31, 2022, AFT’s discount to NAV was (13.04)% or $
1.85
per share ($14.19 NAV per share, $12.34 market price per share) and AIF’s discount to NAV was (12.49)% or $1.73 per share ($13.85 NAV per share, $12.12 market price per share).
Shares of
closed-end
investment companies, such as the Funds, frequently trade at a discount to their net asset value. Because of this possibility and the possibility that any such discount may not be in the best interest of shareholders, each Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that either Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share.
Senior Securities
The following tables set forth information regarding each Fund’s outstanding senior securities as of the end of the last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act. The information in this table for the fiscal years ended 2022, 2021, 2020, 2019 and 2018 has been audited by Deloitte & Touche LLP, independent registered public accounting firm.

Apollo Senior Floating Rate Fund Inc.

Year Ended	Total Debt Outstanding	Asset Coverage per $1,000 of Debt Outstanding (1)	Asset Coverage Per Share (2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security

December 31, 2022	$130,000,000	$2,700	N/A	N/A	Loan
December 31, 2021	$130,000,000	$2,971	N/A	N/A	Loan
December 31, 2020	$121,000,000	$3,079	N/A	N/A	Loan
December 31, 2019	$141,000,000	$2,871	N/A	N/A	Loan
December 31, 2018	$141,000,000	$2,804	N/A	N/A	Loan
December 31, 2017	$141,000,000	$2,972	N/A	N/A	Loan
December 31, 2016	$141,000,000	$2,995	N/A	N/A	Loan
December 31, 2015	$149,269,000	$2,765	N/A	N/A	Loan
December 31, 2014	$149,269,000	$2,909	N/A	N/A	Loan
December 31, 2013	$122,704,615	$3,676	$294,078	$20,000	Loan & Preferred Shares

Annual Report  |  63

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2022 (unaudited)

Apollo Tactical Income Fund Inc.

Year Ended	Total Debt Outstanding	Asset Coverage per $1,000 of Debt Outstanding (1)	Asset Coverage Per Share (2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security

December 31, 2022	$121,000,000	$2,656	N/A	N/A	Loan
December 31, 2021	$121,000,000	$2,977	N/A	N/A	Loan
December 31, 2020	$110,000,000	$3,139	N/A	N/A	Loan
December 31, 2019	$126,500,000	$2,927	N/A	N/A	Loan
December 31, 2018	$126,500,000	$2,837	N/A	N/A	Loan
December 31, 2017	$138,000,000	$2,828	N/A	N/A	Loan
December 31, 2016	$138,000,000	$2,800	N/A	N/A	Loan
December 31, 2015	$138,000,000	$2,674	N/A	N/A	Loan
December 31, 2014	$138,000,000	$2,909	N/A	N/A	Loan
December 31, 2013	$138,000,000	$3,045	N/A	N/A	Loan

(1)
Calculated by subtracting the Fund’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

(2)
Calculated by subtracting the Fund’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Preferred Shares outstanding.

Unresolved Staff Comments
The Funds do not believe that there are any material unresolved written comments received 180 days or more before December 31, 2022 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its respective Shelf Registration Statement.
Dividend Reinvestment Plan
Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.
A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.
The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated
form in the plan administrator’s name or that of its nominee.
The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

64  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2022 (unaudited)

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.
Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at
1-877-864-4834.
The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15
th
Avenue, Brooklyn NY 11219.
Shareholder Tax Information
The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. Federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2022, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 88.56% and 85.56%, respectively.

Annual Report  |  65

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Directors and Officers
December 31, 2022 (unaudited)

Directors and Officers
The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.
Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/trusteeships.

Directors and Officers Name, Address (1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS (2)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Global Management, Inc. and affiliates (investment advisor) from 2008 to 2022. Senior Advisor, Apollo Global Management, Inc. and affiliates (investment advisor) from 2022 - present.	2	None.
Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013, current terms end at the 2023 annual meeting.	Founding Partner, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.
INDEPENDENT DIRECTORS (3)
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2025 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2023 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2004.	2	Berry Global Group, Inc.; MicroStrategy Incorporated; Apollo Diversified Credit Fund; Hut8.
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2025 annual meeting.	Co-Founder, President and COO, KMP Music LLC since 2020; Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2022	2	CBIZ, Inc.

66  |  Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Directors and Officers (continued)
December 31, 2022 (unaudited)

Directors and Officers Name, Address (1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	Private Investor; Corporate Director/Trustee.	2	MidCap Financial Investment Corporation; BellRing Brands, Inc.
EXECUTIVE OFFICERS (4)
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Co-Head of Yield Multi-Credit and Head of Sustainable Finance since 2022 Co-Head of Global Corporate Credit 2018 to 2021. Apollo Global Management, Inc. and affiliates since 2008.	N/A	N/A
Kenneth Seifert (born 1978)	Treasurer and Chief Financial Officer	AFT and AIF since 2021.	Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund since 2022, Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively.	N/A	N/A
Kristin Hester (5) (born 1980)	Secretary and Chief Legal Officer	AFT and AIF since 2022.	Chief Legal Officer and Secretary for Apollo Debt Solutions BDC, MidCap Investment Corporation and Apollo Diversified Credit Fund since 2022. Apollo Global Management, Inc. and affiliates since 2015.	N/A	N/A
Isabelle Gold (born 1982)	Chief Compliance Officer	AFT and AIF since 2020.	Chief Compliance Officer for Apollo Debt Solutions BDC and MidCap Financial Investment Corporation since 2022 and 2020, respectively. Senior Compliance Officer, Apollo Global Management, Inc. and affiliates 2016 to 2020.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)
“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser. Mr. Borden is an interested person of the Funds due to his ownership interest in AGM common stock.

(3)	“Independent Directors” are the directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds serve at the pleasure of the Board of Directors.
(5)	Prior to August 1, 2022, Joseph Glatt served as the Chief Legal Officer of the Funds. Kristin Hester was appointed by the Board of each Fund to serve as his replacement as of such date.

Annual Report  |  67

Important Information About This Report

Investment Adviser
Apollo Credit Management, LLC
9 West 57th Street
New York, NY 10019
Administrator
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Custodian
U.S. Bank N.A.
Corporate Trust Services
1 Federal Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
Fund Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at
1-877-864-4834
and additional reports will be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2022 are available (i) without charge, upon request, by calling
1-877-864-4834
and (ii) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms
N-PORT
are available on the SEC’s website at http://www.sec.gov.

68  |  Annual Report

Important Information About This Report (continued)

Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
What Information Do We Have About You?
We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”
With Whom Do We Share Your Personal Information?
We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.
Protecting the Confidentiality of Our Investor Information
Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.
Opt-Out
Notice
We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:
Apollo Credit Management, LLC
c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.
9 West 57th Street, 37th Floor, New York, NY 10019
Attn: Isabelle Gold
The ability to
opt-out
of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.
If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out
applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.
Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.
If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.
If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Annual Report  |  69

9 West 57th Street, New York, NY 10019
1-877-864-4834
• www.apollofunds.com
12/31/22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees and expenses billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2022 were $110,000 and $116,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2021 and December 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2021 and December 31, 2022 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2021 and December 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,675 and $7,000, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2021 and December 31, 2022 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2021 and December 31, 2022 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $7,000 and $27,000, respectively, related to a proposed reorganization and a shelf offering registration statement, respectively. The aggregate fees in this category billed in the fiscal years ended December 31, 2021 and December 31, 2022 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2021 and December 31, 2022 were $13,675 and $34,000, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2022, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is a Partner in Apollo Global Management, Inc.’s (along with its subsidiaries, “Apollo”) Credit business and Co-Head of the Yield Multi-Credit platform as well as Head of Sustainable Finance of Apollo and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 28 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

(a)(2)    As of December 31, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.343 Billion	None	None
Other Pooled Investment Vehicles:	2	$5.627 Billion	2	$0.861 Billion
Other Accounts:	None	None	None	None

James Vanek
Registered Investment Companies:	3	$7.189 Billion	1	$6.016 Billion
Other Pooled Investment Vehicles:	4	$7.185 Billion	3	$3.671 Billion
Other Accounts:	2	$0.786 Billion	1	$0.372 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is the Co-Head of the Yield Multi-Credit platform which had AUM of approximately $393.8 billion as of December 31, 2022. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other

Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission- equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the Adviser, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)	Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2022 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
Joseph Moroney	$100,001 - $500,000
James Vanek	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 21, 2023

By (Signature and Title) /s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 21, 2023